                                                               EXHIBIT 10.16 (B)

                                                                       EXECUTION

                               SECOND AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Second Amendment"), is dated January 21, 2003, by and among Animas Corporation, a Delaware corporation (the "Company"), the Existing Holders (as defined below) and Silicon Valley Bank ("SVB").

         WHEREAS, the Company and certain holders (the "Existing Holders") of
(a) the Company's Series B Convertible Preferred Stock, $0.01 par value per share (the "Series B Preferred Stock"), and (b) the Company's Series C Convertible Preferred Stock, $0.01 par value per share (the "Series C Preferred Stock"), are parties to an Amended and Restated Registration Rights Agreement dated as of October 11,2001, as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement dated as of May 13,2002 (together with all joinders thereto, the "Registration Rights Agreement");

         WHEREAS, concurrently with the execution of this Second Amendment, certain Existing Holders listed on Annex I hereto (the "Unit Purchasers") are acquiring from the Company units (the "Units") consisting of one share of Series C Preferred Stock and one warrant to purchase nine-tenths (0.9) of one share of Series C Preferred Stock (the "Warrants"), pursuant to that certain Unit Purchase Agreement dated January 21,2003 (together with all joinders thereto, the "Purchase Agreement");

         WHEREAS, as a condition to entering into and consummating the Purchase Agreement, the Unit Purchasers have required the Company to amend the Registration Rights Agreement in order to, among other things, include the Common Stock received upon conversion of the Series C Preferred Stock included in the Units (including conversion of the Series C Preferred Stock received upon exercise of the Warrants included in the Units) as "Registrable Securities" within the meaning of the Registration Rights Agreement;

         WHEREAS, to induce the Unit Purchasers to enter into and consummate the Purchase Agreement, the Company desires to amend the Registration Rights Agreement on the terms and conditions set forth below;

         WHEREAS, previously the Company issued warrants to SVB to purchase 5,000 shares of Series C Preferred Stock (the "SVB Warrants") in connection with the execution of a working capital line of credit;

         WHEREAS, the Company previously committed to provide certain registration rights to SVB with respect to the Common Stock received upon conversion of the Series C Preferred Stock which may be obtained by SVB upon exercise of the SVB Warrants (the "SVB Common Stock");

         WHEREAS, the Company, SVB and the Existing Holders desire to amend the Registration Rights Agreement to join SVB as a party thereto and to include the SVB Common Stock as "Registrable Securities" within the meaning of the Registration Rights Agreement;

         WHEREAS, it is anticipated that additional Units will be sold pursuant to the Purchase Agreement to purchasers thereunder (the "Additional Units");

         WHEREAS, the Existing Holders, SVB and the Company desire to further amend the Registration Rights Agreement to, among other things, include the Common Stock received upon conversion of the Series C Preferred Stock included in the Additional Units (including conversion of the Series C Preferred Stock received upon exercise of the Warrants included in the Additional Units) as Registrable Securities, on substantially the terms and conditions set forth below, and to join any purchasers of Additional Units that are not already party to the Registration Rights Agreement as parties to the Registration Rights Agreement;

         WHEREAS, Section 13(d) of the Registration Rights Agreement provides that the Registration Rights Agreement may not be amended or modified, and no provision thereof may be waived, without the consent of (i) the Company, (ii) the Initial Series B Investors holding at least 60% of the votes entitled to be cast by the holders of Series B Conversion Shares owned by all such Initial Series B Investors, solely with respect to such Series B Conversion Shares,
(iii) the Initial Series C Investors holding at least 60% of the votes entitled to be cast by the holders of Series C Conversion Shares owned by all such Initial Series C Investors, solely with respect to such Series C Conversion Shares, and (iv) the holders of a majority of the votes entitled to be cast by the holders of the Registrable Securities then outstanding (collectively, the "Required Approvals");

         NOW, THEREFORE, in consideration of the premises, the agreements and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

         1. Defined Terms. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to such terms in the Registration Rights Agreement.

         2.       Amendments to Registration Rights Agreement.

                  (a) The following additional defined terms are hereby added to the Registration Rights Agreement:

                           (i)      "Unit Purchase Agreement" shall mean that
certain Unit Purchase Agreement dated January 21,2003 (together with all joinders thereto) pursuant to which certain Existing Holders, holders of the Series C Preferred Stock, and certain holders of the Common Stock may acquire Units;

                           (ii)     "SVB Warrants" shall mean those certain
warrants to purchase 5,000 shares of Series C Preferred Stock issued to Silicon Valley Bank on November 4, 2002; and

                           (iii)    "Units" shall mean those certain Units
purchased pursuant to the Unit Purchase Agreement and consisting of one share of Series C Preferred Stock and a Warrant.

                  (b) The term "Series C Preferred Stock" shall be amended in its entirety and, from and after the date hereof, shall mean, collectively,
(i) the shares of Series C Preferred Stock issued pursuant to the Series C Purchase Agreement, whether at the Initial Closing or at a Subsequent Closing (and including the Additional Series C Preferred Stock), and (ii) any shares of Series C Preferred Stock purchased pursuant to or in connection with the Unit Purchase Agreement (including but not limited to those shares issued upon exercise of the Warrants).

                  (c) The term "Warrants" shall be amended and restated in its entirety and, from and after the date hereof, shall mean, collectively, (i) those certain warrants to purchase nine-tenths of one share (0.9) of Series C Preferred Stock included in the Units, and (ii) the SVB Warrants.

         3. Additional Parties. Silicon Valley Bank is hereby joined as a party to the Registration Rights Agreement and is deemed to be a "Holder" for all purposes under such Registration Rights Agreement. Silicon Valley Bank hereby adopts and agrees to be bound by all of the terms and provisions of, and shall be entitled to all of the benefits and privileges of a Holder as defined in, the Registration Rights Agreement, subject in all cases to the terms and conditions thereof. The Company, together with each Existing Holder and SVB, without any further action on their respective parts, hereby consents to the inclusion of any purchasers of Additional Units that are not already party to the Registration Rights Agreement as parties to the Registration Rights Agreement, and the inclusion of the Common Stock received upon conversion of the Series C Preferred Stock included in the Additional Units (including conversion of the Series C Preferred Stock received upon exercise of the Warrants included in the Additional Units) as Registrable Securities, on substantially the terms and conditions applicable to other Registrable Securities pursuant to the Registration Rights Agreement.

         4. Ratification of Registration Rights Agreement. Except as expressly amended hereby, all of the terms of the Registration Rights Agreement shall remain in full force and effect and are hereby ratified and confirmed.

         5. Governing Law. This Second Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict of laws doctrines of such Commonwealth or any other jurisdiction to the contrary.

         6. Counterparts; Facsimile Execution. This Second Amendment may be executed in any number of counterparts, including by facsimile signature, each of which shall be an original and all of which, when taken together, shall be deemed one and the same agreement.

         7. Effective Time. This Second Amendment shall become effective and legally binding upon the Company, the Existing Holders and the other parties hereto, and shall be deemed to effectively amend the Registration Rights Agreement, when one or more counterparts hereof, individually or taken together, shall bear the signatures of the Required Approvals.

         IN WITNESS WHEREOF, the parties hereto have executed, or caused this Second Amendment to Amended and Restated Registration Rights Agreement to be executed by its duly authorized officer or other representative, on the date and year first above.

                                             ANIMAS CORPORATION

                                             BY: /s/ Richard Baron
                                                 -------------------------------
                                             Title: V.P. Finance, Asst Sect

                         [Holder Signature Pages Follow]

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
                  AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             Katherine Crothall
                                             -----------------------------------
                                             Print Name of Holder

                                             /s/ Katherine D. Crothall
                                             -----------------------------------
                                             Signature of Authorized Person

                                             -----------------------------------
                                             Title of Authorized Person

                                             Address of Holder:

                                             511 AVONWOOD RD.
                                             HAVERFORD, PA 19041

                                             Tel. Number: 610-896-3811
                                             Fax Number:
                                                         -----------------------

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             GRAEME CROTHALL
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ Graeme Crothall
                                             -----------------------------------
                                                 Signature of Authorized Person

                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             511 AVONWOOD RD.
                                             HAVERFORD, PA 19041

                                             Tel. Number: 610-896-3811
                                             Fax Number:
                                                         -----------------------

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
                 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             Peter Laakmann Trust
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ Katherine D. Crothall
                                             -----------------------------------
                                                 Signature of Authorized Person

                                                 TRUSTEE
                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             511 AVONWOOD RD.
                                             HAVERFORD, PA 19041

                                             Tel. Number: 610-896-3811
                                             Fax Number:
                                                         -----------------------

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             Karen Laakmann Trust
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ Katherine D. Crothall
                                             -----------------------------------
                                                 Signature of Authorized Person

                                                 TRUSTEE
                                             -----------------------------------
                                                 Title of Authorized Person

                                                 Address of Holder:

                                             511 AVONWOOD RD.
                                             HAVERFORD, PA 19041

                                             Tel. Number: 610-896-3811
                                             Fax Number:
                                                         -----------------------

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             Christine Laakmann Trust
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ Katherine D. Crothall
                                             -----------------------------------
                                                 Signature of Authorized Person

                                                 TRUSTEE
                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             511 AVONWOOD RD.
                                             HAVERFORD, PA 19041

                                             Tel. Number: 610-896-3811
                                             Fax Number:
                                                         -----------------------

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             Gayle Laakmann Trust
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ Katherine D. Crothall
                                             -----------------------------------
                                                 Signature of Authorized Person

                                                 TRUSTEE
                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             511 AVONWOOD RD.
                                             HAVERFORD, PA 19041

                                             Tel. Number: 610-896-3811
                                             Fax Number:
                                                         -----------------------

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             GWEN CROTHALL TRUST
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ Graeme Crothall
                                             -----------------------------------
                                                 Signature of Authorized Person

                                                 TRUSTEE
                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             511 AVONWOOD RD.
                                             HAVERFORD, PA 19041

                                             Tel. Number: 610-896-3811
                                             Fax Number:
                                                         -----------------------

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             WILLIAM A. GRAHAM, IV
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ William A. Graham IV
                                             -----------------------------------
                                                 Signature of Authorized Person

                                             Stockholder
                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             The Graham Building
                                             One Penn Square West
                                             Philadelphia, PA 19102
                                             Tel. Number: 215-367-6300
                                             Fax Number: 215-751-9518

                    Holder Signature Page to Second Amendment
                                       to
                Amended and Restated Registration Right Agreement

         HLM/UH Fund, L.P.
         By: HLM/UH Associates, LLC             Edward L. Cahill
             Its General Partner             -----------------------------------
         By: HLM Management Co., Inc.            Print Name of Holder
             Managing Member
                                             /s/ Edward L. Cahill
                                             -----------------------------------
                                                 Signature of Authorized Person

                                                 EXEC. V.P.
                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             HLM Management Co., Inc.
                                             222 Berkeley Street
                                             Boston, MA 02116
                                             Tel. Number:_______________________
                                             Fax Number: _______________________

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
                AMENDED AND RESTATED REGISTRATION RIGHT AGREEMENT

      HLM Opportunities Fund, L.P.
      By: HLM Opportunities Associates, LLC      Edward L. Cahill
          Its General Partner                -----------------------------------
      By: HLM Management Co., Inc.               Print Name of Holder
          Managing Member

                                             /s/ Edward L. Cahill
                                             -----------------------------------
                                                 Signature of Authorized Person

                                                 EXEC. V.P.
                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             HLM Management Co., Inc.
                                             222 Berkeley Street
                                             Boston, MA 02116
                                             Tel. Number:_______________________
                                             Fax Number:________________________

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
                AMENDED AND RESTATED REGISTRATION RIGHT AGREEMENT

         HLM/CB Fund II L.P.
         By: HLM/CB Associates II,LLC            Edward L. Cahill
             Its General Partner             -----------------------------------
         By: HLM Management Co., Inc.            Print Name of Holder
             Managing Member

                                             /s/ Edward L. Cahill
                                             -----------------------------------
                                                 Signature of Authorized Person

                                                 EXEC. V.P.
                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             HLM Management Co., Inc.
                                             222 Berkeley Street
                                             Boston, MA 02116
                                             Tel. Number: ______________________
                                             Fax Number: _______________________

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             LIBERTY ADVISORS INC.
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ THOMAS R. MORSE
                                             -----------------------------------
                                                 Signature of Authorized Person

                                                          PRESIDENT
                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             C/O LIBERTY VENTURE PARTNERS
                                             ONE COMMERCE SQUARE
                                             2005 MARKET STREET, SUITE 2040
                                             PHILADELPHIA, PA 19103-7058
                                             Tel. Number: (215)-282-4434
                                             Fax Number: (215)-282-4485

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             LIBERTY VENTURES I, L.P.
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ THOMAS R. MORSE
                                             -----------------------------------
                                                 Signature of Authorized Person

                                             PRESIDENT OF ITS GENERAL PARTNER,
                                              LIBERTY VENTURES, INC.
                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             C/O LIBERTY VENTURE PARTNERS
                                             ONE COMMERCE SQUARE
                                             2005 MARKET ST. SUITE 2040
                                             PHILADELPHIA, PA 19103-7058
                                             Tel. Number: (215)-282-4434
                                             Fax Number: (215)-282-4485

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             LIBERTY VENTURES II, L.P.
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ THOMAS R. MORSE
                                             -----------------------------------
                                                 Signature of Authorized Person

                                             MANAGING DIRECTOR OF ITS GENERAL
                                              PARTNER, LIBERTY VENTURE PARTNERS
                                              II, LLC
                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                               C/O LIBERTY VENTURE PARTNERS
                                               ONE COMMERCE SQUARE
                                               2005 MARKET ST. SUITE 2040
                                               PHILADELPHIA, PA 19103-7058
                                             Tel. Number: (215)-282-4434
                                             Fax Number: (215)-282-4485

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             TDH CAPITAL PARTNERS
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ J. Malcolm Buck, Jr.
                                             -----------------------------------
                                                 Signature of Authorized Person

                                             PRESIDENT AND TRUSTEE
                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                               300 DELAWARE AVENUE
                                               Suite 1278
                                               Wilmington, DE 19801
                                             Tel. Number: ______________________
                                             Fax Number: _______________________

                      ANIMAS/2003 Offering: Second Closing
                          Registration Rights Amendment

\
                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             Anvers LP
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ L. Swergold
                                             -----------------------------------
                                                 Signature of Authorized Person

                                             SR MGR FSIP LLC AS GP
                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                               230 PARK AVENUE
                                               NEW YORK NY 10169
                                             Tel. Number:(212) 309-8525
                                             Fax Number:
                                                         -----------------------

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             Anvers II LP
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ L. Swergold
                                             -----------------------------------
                                                 Signature of Authorized Person

                                             SR MGR FSIP LLC AS GP
                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                               230 PARK AVENUE
                                               NEW YORK NY 10169
                                             Tel. Number:(212) 309-8525
                                             Fax Number:
                                                         -----------------------

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             CHRIS COYNE
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ Chris Coyne
                                             -----------------------------------
                                                 Signature of Authorized Person

                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             312 Gaikill St.
                                             Philadelphia PA 19147
                                             Tel. Number: 800-447-4476 ext. 105
                                             Fax Number:
                                                         -----------------------

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             GREG COYNE
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ Greg Coyne
                                             -----------------------------------
                                                 Signature of Authorized Person

                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             8 SMITH CT
                                             ALAMEDA
                                             CA 94502
                                             Tel. Number: 510-522-2408
                                             Fax Number:
                                                         -----------------------

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             City National Bank TTEE
                                             FBO DWT/Parsons
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ John F.F. Billings
                                             -----------------------------------
                                                 Signature of Authorized Person

                                             JOHN F.F. BILLINGS
                                             TRUST OFFICER
                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             CITY NATIONAL INVESTMENTS
                                             225 BROADWAY, STE. 500
                                             SAN DIEGO, CA 92101
                                             Tel. Number: 619-645-6138
                                             Fax Number: 619-645-3478

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             DONALD A. SIVICK, JR.
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ Donald A. Sivick, Jr.
                                             -----------------------------------
                                                 Signature of Authorized Person

                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             1326 Tanglewood Dr.
                                             North Wales, PA 19454
                                             Tel. Number: (215) 699-3979
                                             Fax Number: (215) 699-6083

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             Daniel W.K. Ng
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ Daniel W.K. Ng
                                             -----------------------------------
                                                 Signature of Authorized Person

                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             138 HUDSON BAY
                                             ALAMEDA CA 94502
                                             Tel. Number: 510-522-8876
                                             Fax Number: 510-523-8880

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             MICHAEL J. MITCHELL
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ Michael J. Mitchell
                                             -----------------------------------
                                                 Signature of Authorized Person

                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             1295 BRIGHTON WAY
                                             NEWTOWN SQUARE, PA 19073
                                             Tel. Number: 610-459-3950
                                             Fax Number: 610-459-2764

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                             John C. Tompkins
                                             -----------------------------------
                                                 Print Name of Holder

                                             /s/ John C. Tompkins
                                             -----------------------------------
                                                 Signature of Authorized Person

                                             -----------------------------------
                                                 Title of Authorized Person

                                             Address of Holder:

                                             14112 Greencroft Lane
                                             Hunt Valley, MD 21030
                                             ___________________________________
                                             Tel. Number: 410 229-8201
                                             Fax Number: 410 229-8282

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                            Sara Lee Tompkins
                                            ------------------------------------
                                                  Print Name of Holder

                                              /s/ Sara Lee Tompkins
                                            ------------------------------------
                                                  Signature of Authorized Person

                                            ------------------------------------
                                                  Title of Authorized Person

                                            Address of Holder:

                                             14112 Greencroft Lane
                                             Hunt Valley, MD 21030

                                            ------------------------------------
                                            Tel. Number: 410 229 8201
                                            Fax Number:  410 229 8281

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                            William M. Keane
                                            ------------------------------------
                                                  Print Name of Holder

                                              /s/ William M. Keane
                                            ------------------------------------
                                                  Signature of Authorized Person

                                            ------------------------------------
                                                  Title of Authorized Person

                                            Address of Holder:

                                             1221 Medford Rd
                                             Wynnewood, PA 19096

                                            ------------------------------------
                                            Tel. Number: 215-955-6784
                                            Fax Number:  215-923-4532

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                                  Burr B. McKeehan
                                            ------------------------------------
                                                  Print Name of Holder

                                              /s/ Burr B. McKeehan
                                            ------------------------------------
                                                  Signature of Authorized Person

                                            ------------------------------------
                                                  Title of Authorized Person

                                            Address of Holder:

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------
                                            Tel. Number: _______________________
                                            Fax Number: ________________________

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                                  Alan I. Reich/Mindy M. Reich
                                            ------------------------------------
                                                  Print Name of Holder

                                              /s/ Alan I. Reich/Mindy M. Reich
                                            ------------------------------------
                                                  Signature of Authorized Person

                                            ------------------------------------
                                                  Title of Authorized Person

                                            Address of Holder:

                                             410 Mayflower Lane
                                             Wynnewood, PA 19096

                                            ------------------------------------
                                            Tel. Number: (215) 735-9200 office
                                            Fax Number:
                                                        ------------------------

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                        PILGRIM BAXTER HYBRID PARTNERS II, L.P.
                                        BY: PILGRIM BAXTER HYBRID PARTNERS
                                            GENERAL PARTNER, L.P.
                                            ITS GENERAL PARTNER

                                           BY: PILGRIM BAXTER & ASSOCIATES,
                                               LTD., ITS GENERAL PARTNER
                                          --------------------------------------
                                                Print Name of Holder

                                            /s/ Samuel H. Baker
                                          --------------------------------------
                                                Signature of Authorized Person

                                                VICE PRESIDENT
                                          --------------------------------------
                                                Title of Authorized Person

                                          Address of Holder:

                                           1400 Liberty Ridge Drive
                                           Wayne, PA
                                                     19087
                                          Tel. Number: 610-578-1318
                                          Fax Number:
                                                      --------------------------

                                                                       EXECUTION

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                       Johnson & Johnson Development Corporation
                                       -----------------------------------------
                                              Print Name of Holder

                                         /s/ Roger J. Guidi
                                       -----------------------------------------
                                             Signature of Authorized Person

                                       Vice President
                                       -----------------------------------------
                                             Title of Authorized Person

                                       Address of Holder:

                                       One J&J Plaza
                                       New Brunswick, NJ 08933

                                       -----------------------------------------
                                       Tel. Number: 732-524-2527
                                       Fax Number:  732-247-5309

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                                  David Ellis
                                            ------------------------------------
                                                  Print Name of Holder

                                              /s/ David Ellis
                                            ------------------------------------
                                                  Signature of Authorized Person

                                            ------------------------------------
                                                  Title of Authorized Person

                                            Address of Holder:

                                             602 Portledge Dr.
                                             Bryn Mawr, PA 19010

                                            Tel. Number: 610 525 6580
                                            Fax Number:  610 525 3664

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                                  Michael Merson
                                            ------------------------------------
                                                  Print Name of Holder

                                              /s/ Michael Merson
                                            ------------------------------------
                                                  Signature of Authorized Person

                                            ------------------------------------
                                                  Title of Authorized Person

                                            Address of Holder:

                                             6308 N. Charles St
                                             Baltimore MD 21212
                                            Tel. Number: 410-3772682
                                            Fax Number: 410-3774693

                    HOLDER SIGNATURE PAGE TO SECOND AMENDMENT
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                                 Cathy Ng Ng Associates
                                            ------------------------------------
                                                  Print Name of Holder

                                                        /s/ Cathy Ng
                                            ------------------------------------
                                                  Signature of Authorized Person

                                                          PARTNER
                                            ------------------------------------
                                                  Title of Authorized Person

                                            Address of Holder:

                                             19 Leonard Court
                                             Alameda, CA 94502

                                            Tel. Number: 510-484-8899
                                            Fax Number: 419-818-7185

                        ADDITIONAL UNIT PURCHASER JOINDER
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         The undersigned, being a purchaser of Additional Units as defined in the Second Amendment to Amended and Restated Registration Rights Agreement dated October 11, 2001, as previously amended (the "Registration Rights Agreement") is hereby joined as a party to the Registration Rights Agreement, is deemed to be a "Holder" for all purposes under such Registration Rights Agreement and hereby adopts and agrees to be bound by all of the terms and provisions of, and shall be entitled to all of the benefits and privileges of a Holder as defined in, the Registration Rights Agreement, subject in all cases to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Registration Rights Agreement and certifies that it has read and fully understands the terms and conditions thereof and its rights, responsibilities and obligations thereunder.

                                         InvestCare Partners Limited Partnership
                                         ---------------------------------------
                                                  Print Name of Holder

                                                  /s/ Charles P. Rothstein
                                               ------------------------------
                                               Signature of Authorized Person

                                         President of GMA GP, INC., the
                                         general partner of GMA Capital Limited
                                         Partnership, which is the general
                                         partner of InvestCare Partners Limited
                                         Partnership

                                         Address of Holder:

                                         32330 W. 12 Mile Rd.
                                         Farmington Hills, MI 48334
                                         _____________________________________
                                         Tel. Number: 248 4899000
                                         Fax Number: 248 4898819

                                   APPENDIX 3

                                    JOINDER
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

        The undersigned, being the purchaser of the SVB Warrants as defined in the Second Amendment to Amended and Restated Registration Rights Agreement dated October 11, 2001, as previously amended (the "Registration Rights Agreement") is hereby joined as a party to the Registration Rights Agreement, is deemed to be a "Holder" for all purposes under such Registration Rights Agreement and hereby adopts and agrees to be bound by all of the terms and provisions of, and shall be entitled to all of the benefits and privileges of a Holder as defined in, the Registration Rights Agreement, subject in all cases to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Registration Rights Agreement and certifies that it has read and fully understands the terms and conditions thereof and its rights, responsibilities and obligations thereunder.

                                           SILICON VALLEY BANK

                                                  /s/ Dave E. Rodriguez
                                           -------------------------------------
                                              Signature of Authorized Person

                                                         VP
                                           -------------------------------------
                                                 Title of Authorized Person

                                           Address:

                                           One Newton Executive Park, Suite 200,
                                           2221 Washington Street,
                                           Newton, Massachusetts 02462

                                           Tel. Number: (617) 630 4158
                                           Fax Number: (617) 969-5478